UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 25, 2006



                               Ancor Resources Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                         333-131041                 98-0500545
----------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

2328 Heather Street
Vancouver, British Columbia, Canada                          V5Z 4R6
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:    604-838-1926
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 14, 2006, Staley, Okada & Partners, Chartered Accountants ("Staley") resigned as our independent accountants. Staley's audit report on our financial statements for the period from our inception on October 11, 2004 to February 28, 2005, and for the fiscal year ended February 28, 2006 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. Furthermore, there were no disagreements between us and Staley relating to the fiscal periods audited or any subsequent interim period through to the date that the firm resigned as our independent accountants.

The Report of Independent Registered Public Accounting Firm that Staley issued on the financial statements for the periods from our inception on October 11, 2004 to February 28, 2005 and for the fiscal year ended February 28, 2006 did express an opinion that there was substantial doubt as to our ability to continue as a going concern.

There were no disagreements with Staley on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and its review of our interim financial statements for the period ended May 31, 2006.

We engaged James Stafford, Chartered Accountants ("Stafford") as our new independent accountant on September 25, 2006. We did not consult with Stafford prior to the date of engagement regarding the application of accounting principles, the type of audit opinion that might be rendered by it any other similar matter.

The decision to change accountants was approved by our Board of Directors.

Exhibits:

 16.1Letter from Staley, Okada & Partners, Chartered  Accountants, to the U.S.
     Securities and Exchange Commission


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Ancor Resources Inc.,
                                      a Nevada corporation

                                          /s/  Michael Sweeney
                                       By:____________________________
                                           Michael Sweeney, President



DATED:  October 13, 2006